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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 6, 1998, included herein in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 No. 333-42165 filed on December 12, 1997.



ARTHUR ANDERSEN LLP

Houston, Texas
March 30, 1998